Exhibit 10.10

SUBSCRIPTION AGREEMENT

Alpha Energy, Inc.

4162 Meyerwood Dr.

Houston, TX 77025

Gentlemen and Ladies:

The undersigned desires to invest in Alpha Energy, Inc. (the “Company”) on the terms and conditions described in this subscription agreement dated         , 2022 (the “Subscription Agreement”). Under this Subscription Agreement, the Company is offering to subscribers to purchase up to 1,750,000 shares of the Company’s restricted common stock (par value $0.0001 per share) for the purchase price of $1.00 per share.

1.	Subscription

Subject to and in accordance with the terms and conditions of this Subscription Agreement, the undersigned hereby offers to purchase         shares of the Company’s restricted common stock (the “Shares”) for a total purchase price of $                  (U.S. dollars). The undersigned hereby delivers to the Company the full purchase price for the subscription for the Shares in the form of a check or wire transfer. The undersigned understands and agrees that this Subscription Agreement constitutes the binding obligation of the undersigned to deliver the full purchase price to the Company for the portion of the subscription accepted by the Company. The undersigned will be notified by the Company whether, and to what extent, the undersigned’s subscription has been accepted. The Company reserves the right in its sole discretion to reject all or part of any subscription. If a subscription is not accepted in whole for any other reason, the subscription amount that was not accepted will be returned to the undersigned without interest. The undersigned understands and agrees that this subscription is irrevocable.

The subscription period for the Shares will terminate upon the earliest to occur of (a) May 31, 2022, or such other date as the Company in its sole discretion may select, or (b) receipt and acceptance by the Company of subscriptions for the sale of all the securities offered. The funds from this offering may be utilized by the Company in the manner it sees fit. The Shares are being offered and sold, and this subscription is being made, pursuant to the terms and conditions set forth in this Subscription Agreement. The common stock comprising the Shares shall not be deemed issued to or owned by the undersigned until the Company has delivered to the undersigned notice of acceptance of this Subscription Agreement.

2.	Representations and Warranties Of The Undersigned

The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

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(a)	(i) the undersigned can bear the economic risk of losing the undersigned’s entire investment in the Shares of Common Stock;

(ii)    the undersigned is acquiring the Shares for investment purposes only and the Shares must be held by the undersigned without sale, transfer, or other disposition for an indefinite period unless the transfer of the Shares subsequently are, registered under the U.S. federal securities laws or unless exemptions from registration are available;

(iii)    the undersigned’s overall commitments to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Shares will not cause such overall commitments to become excessive;

(iv)    the undersigned’s financial condition is such that the undersigned is under no present or contemplated future need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking, need, or indebtedness;

(v)    the undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies and has no need for liquidity in the undersigned’s investment in the Shares;

(vi)    the undersigned has sufficient knowledge and experience in business and financial matters to evaluate and has evaluated the merits and risks of this investment; and

(vii)    the undersigned understands that oil and gas ventures carry additional risks unique to the oil and gas industry and that the undersigned has had the opportunity to review the attached offering with qualified energy experts and has been afforded the opportunity to inquire therein.

(b)

The address set forth below on the signature page of this Subscription Agreement is the undersigned’s true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.

(c)

The undersigned is an “accredited investor” as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act of 1933, as amended (the “Securities Act”), because the undersigned meets one of the following criteria (IF THE UNDERSIGNED IS NOT AN “ACCREDITED INVESTOR”, PLACE AN “X” IN THE FOLLOWING BLANK: ):

(i)	An individual with a net worth, individually or jointly with the undersigned’s spouse, of $1,000,000; or
(ii)

An individual with income in excess of $200,000 in each of the two most recent years, or joint income with the undersigned’s spouse in excess of $600,000 in each of those years, and the undersigned has a reasonable expectation of reaching the same income level in the current year; or

(iii)	An individual who is an officer or director of the Company; or
(iv)	A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $3,000,000; or
(v)

A trust with total assets in excess of $3,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D, as promulgated under the Securities Act; or

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(vi)	An entity in which all of the equity owners are accredited investors.
(d)

The undersigned confirms that all documents, records and books pertaining to an investment in the Shares that have been requested by the undersigned have been made available or delivered to the undersigned. Without limiting the foregoing, the undersigned has (i) had the opportunity to discuss the acquisition of the Shares with the Company, and (ii) obtained or been given access to all information concerning the Company that the undersigned has requested. As a result of its review of the Company, including the review of the materials provided to the undersigned, the undersigned understands, among other things, the following: the Company has limited financial resources, and has never operated at a profit; and the Company may not in the future, receive additional investment funds, and the Company will not be able to implement its business plan without additional investment funds. The undersigned further represents the undersigned is cognizant of the operations, financial condition and capitalization of the Company, and has available full information concerning the Company’s affairs to evaluate the merits and risks of the investment in the Shares.

(e)

The undersigned has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms of an investment in the Shares and to receive additional information necessary to verify the accuracy of the information delivered to the undersigned.

(f)

The undersigned understands that the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws in reliance on an exemption for private offerings and no U.S. federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the offering of the Shares.

(g)

The Shares for which the undersigned hereby subscribes for are being and will be acquired solely for the undersigned’s own account, for investment, and is not being purchased with a view to or for the resale, distribution, subdivision, or fractionalization thereof; the undersigned has no agreement or arrangement for any such resale, distribution, subdivision, or fractionalization thereof.

(h)	The undersigned acknowledges that, in making the decision to purchase the Shares, it has relied solely upon independent investigations made by the undersigned.
(i)

The undersigned has the full right, power, and authority to enter this Subscription Agreement and to carry out and consummate the transactions herein. This Subscription Agreement constitutes the legal, valid, and binding obligation of the undersigned.

(j)	The undersigned represents that an investment in the Shares is a suitable investment for the undersigned.
(k)	The undersigned is not associated with or an affiliate of any member firm of the National Association of Securities Dealers, Inc.
(l)	The undersigned acknowledges and is aware that the following legend will be imprinted on the certificates representing the Shares subscribed to by the undersigned:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL TO THE REGISTERED HOLDER (WHICH OPINION AND COUNSEL SHALL BOTH BE SATISFACTORY TO THE COMPANY).

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(m)	The undersigned acknowledges and is aware of the following, in addition to other information included in the information provided to the undersigned:
(i)	The Shares are a speculative investment and involve a high degree of risk of loss by the undersigned of the undersigned’s total investment.
(ii)

There are substantial restrictions on the transferability of the Shares. The Shares cannot be transferred, pledged, hypothecated, sold, or otherwise disposed of unless it is registered under the Securities Act, or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no right to require that any transfer of the Shares be registered under the Securities Act and the Company is under no obligation to register the Share; there is a limited public market for the Company’s common stock; and accordingly, the undersigned may have to hold the Shares indefinitely; and it may not be possible for the undersigned to liquidate the undersigned’s investment in the Company.

(n)

The undersigned understands and agrees that the Company is relying upon the accuracy, completeness, and truth of the undersigned’s representations, warranties, agreements, and certifications contained in this Subscription Agreement, in determining the undersigned’s suitability as an investor in the Company and in establishing compliance with federal and state securities laws. The undersigned understands that any incomplete, inaccurate, or untruthful response, or the breach of the undersigned’s representations, warranties, agreements, or certifications, may result in the undersigned or the Company, or both, being in violation of federal or state securities laws, and any person, including the Company, who suffers damage as a result may have a claim against the undersigned for damages. The undersigned also acknowledges that the undersigned is indemnifying the Company and others for these and other losses in accordance with Section 3 of this Subscription Agreement.

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the delivery of the subscription amount and the completed Subscription Agreement.

3.	Indemnification

The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations, warranties, agreements, and certifications contained above, and the undersigned hereby agrees to indemnify and hold harmless each of the Company, its managers, officers, directors, representatives, and agents from and against any and all loss, damage, or liability due to or arising out of a breach of any representation, warranty, agreement, or certification, or the inaccuracy of any statement, of the undersigned contained in this Subscription Agreement or any other document submitted by the undersigned in connection with the undersigned’s subscription for the Shares. The foregoing notwithstanding, nothing in this Subscription Agreement, including the representations, warranties, agreements, and certifications contained above, shall be deemed to constitute a waiver of any rights that the undersigned may have under the Securities Act and other federal and state securities laws.

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4.	Miscellaneous

(a)	This Subscription Agreement may be executed in one or more counterparts all of which taken together shall constitute a single instrument.
(b)

This Subscription Agreement shall be governed and construed as binding upon the parties hereto, and their respective successors, and no other person shall have any right or obligation hereunder. This subscription for the purchase of the Shares is irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement is binding upon and inures to the benefit of the heirs, executors, administrators, legal representatives, and successors of the undersigned.

(c)

This Subscription Agreement constitutes the entire agreement between the undersigned and the Company with respect to the subject matter of this Subscription Agreement and supersedes all prior and contemporaneous agreements between the undersigned and the Company with respect to the subject matter of this Subscription Agreement.

(d)

This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Act, without reference to principles of conflicts of law.

With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned’s subscription for the purchase of the Shares being offered by the Company as described herein. The undersigned does further acknowledge the undersigned’s understandings of all the terms and provisions of this Subscription Agreement and agrees to be bound by all of the terms and conditions of this Subscription Agreement.

PAYMENT INSTRUCTIONS FOR THIS SUBSCRIPTION AGREEMENT FOLLOW THE SIGNATURE PAGES

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SIGNATURE PAGE FOR INDIVIDUALS

Please complete the following:

Date:

Exact Name in Which Title is to be Held

Signature	Signature of Co-Owner
Print Name	Print Name of Co-Owner
Social Security Number	Social Security Number
Address
City/State/ZIP Code/Country
Telephone Number	Email Address

*If the Shares are to be held in joint tenancy or as tenants in common, both persons must sign above and please indicate the manner in which the Shares are to be held:

☐ Tenants in Common	☐ Joint Tenants

This subscription is accepted by Alpha Energy, Inc. on this         day of         , 2022.

ALPHA ENERGY, INC.

By:
John Lepin, Principal Executive Officer

SIGNATURE PAGE FOR ENTITIES

Please complete the following:

Date:

Printed Name of Entity
Signature
Print Name and Title
Social Security Number
Address
City/State/ZIP Code/Country
Tax Identification Number
Telephone Number	Email Address

This subscription is accepted by Alpha Energy, Inc. on this         day of         , 2022.

ALPHA ENERGY, INC.

By:
John Lepin, Principal Executive Officer

PAYMENT INSTRUCTIONS

If by Wire:

Bank	:	Amegy Bank
		1717 W. Loop S.
		Houston, TX. 77027

ABA Routing No.	:	113011258

For Further Credit To	:	Alpha Energy, Inc.

Account No.	:	5795799005

If by Mail:

Attn: John Lepin

4162 Meyerwood Drive

Houston, TX 77025

PLEASE SIGN, SCAN AND EMAIL THE SUBSCRIPTION AGREEMENT TO

info@alpha-energy.us